UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 4

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 12, 2003	0-27749

Date of Report (Date of earliest event reported)	Commission File Number

SYNDICATED FOOD SERVICE INTERNATIONAL INC.

f/k/a Floridino’s International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	59-3479186

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3350 Riverwood Parkway, Suite 800, Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)

(770) 953-0995

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

The Registrant hereby amends Item 7 of its current report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2003.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this Amendment No. 4 to Registrant’s current report on Form 8-K originally filed on February 20, 2003.

Exhibit Number	Description

Exhibit 16.3.	Letter from Berkovits, Lago & Company to the Securities and Exchange Commission dated May 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	Syndicated Food Service International, Inc. (Registrant)

By: /s/ Thomas P. Tanis, Jr. (Signature)*

Thomas P. Tanis, Jr., Chief Executive Officer (Type name and title)